--------------------------------------------------
OFFICERS AND DIRECTORS

   Barton M. Biggs          Frederick B. Whittemore
     CHAIRMAN OF THE BOARD  DIRECTOR
   Warren J. Olsen          James W. Grisham
     PRESIDENT AND DIRECTOR VICE PRESIDENT
   John D. Barrett II       Harold J. Schaaff, Jr.
     DIRECTOR               VICE PRESIDENT
   Gerard E. Jones          Joseph P. Stadler
     DIRECTOR               VICE PRESIDENT
   Andrew McNally, IV       Valerie Y. Lewis
     DIRECTOR               SECRETARY
   Samuel T. Reeves         Karl Hartmann
     DIRECTOR               ASSISTANT SECRETARY
   Fergus Reid              James R. Rooney
     DIRECTOR               TREASURER
   Frederick O. Robertshaw  Joanna M. Haigney
     DIRECTOR               ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                               BALANCED PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The Balanced Portfolio's value investment philosophy is based on the premise that a diversified portfolio of undervalued stocks and bonds will outperform the market over the long-term and can be expected to preserve principal in a difficult market environment.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

PERFORMANCE COMPARED TO INDATA BALANCED-MEDIAN INDEX(1)
----------------------------------------------------

                                      TOTAL RETURNS(2)
                    -----------------------------------------------------
                                                 AVERAGE       AVERAGE
                                               ANNUAL FIVE   ANNUAL SINCE
                       YTD        ONE YEAR        YEARS       INCEPTION
                    ----------  ------------  -------------  ------------
PORTFOLIO.........      18.52%        16.45%        11.60%        10.01%
INDEX.............      19.72         19.33         12.83         10.88

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 5% cash, 40% bonds and 55% equity based on $30.6 billion in assets among 562 portfolios for the nine months ended September 30, 1995 (assumes dividends reinvested). The index returns are gross of management fees; the Portfolio returns are net of management fees and other expenses.

2.  Total   returns   for   the   Portfolio   reflect   expenses   waived    and
    reimbursed,   if  applicable,  by  the  Adviser.  Without  such  waiver  and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 18.52%, compared to 19.72% for the Indata Balanced-Median Index for the same period. The total return for the Portfolio for the twelve months ended September 30, 1995 and the average annual total return for the five years ended September 30, 1995 and for the period from inception on February 20, 1990 through September 30, 1995 were 16.45%, 11.60% and 10.01%, respectively, as compared to 19.33%, 12.83% and 10.88% for the Index for the same periods.

Our asset allocation, based on market value at September 30, 1995 is as follows:

Equities....................................       50.9%
Fixed income................................       45.4
Cash and other net assets...................        3.7
                                                    ---
                                                    100%

With the strong growth in corporate earnings, the market, as measured by the S&P 500 Stock Index (S&P 500), is within its historical range for fair valuation (14-16x P/ E). The current level of equity exposure is 51%, up slightly from the December 31, 1994 level of 50%. The slight increase in equity exposure reflects the recent strong performance of the U.S. equity market. At current valuation levels, we expect to be 50% to 55% in equities at year end.

EQUITIES

For the three month period ended September 30, 1995, the gross return of the equity component of the Balanced Portfolio was 6.47% versus the S&P 500 return of 7.95%. Year-to-date, the equity component of the Balanced Portfolio had a gross return of 28.14% compared to the S&P 500 return of 29.77%. The median equity return within balanced portfolios for the three month and year-to-date period ended September 30, 1995, as measured by Indata, were 7.7% and 28.6%, respectively.

U.S. equity style was not a factor during the third quarter. The S&P/Barra Growth Index returned 7.94% before fees and expenses for the third quarter, while the S&P/Barra Value Index returned 7.96% for the same period. However, year-to-date, the S&P/Barra Growth Index has outperformed the S&P/Barra Value Index.

The equity component of the Portfolio holds the same undervalued companies that are held in the MSIF Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500:

                                                 P/E        P/B
                                              ---------  ---------
Portfolio -- Equity portion.................      14.6x       2.3x
S&P 500.....................................      16.6x       3.3x

The equity component's performance during the third quarter of 1995 was driven primarily by stock selection, and by certain industry overweightings/underweightings relative to the S&P 500. Significant industry weightings that affected performance included an overweighting in financial services and utilities which positively affected performance and an underweighting in technology, which hurt performance. The best performing sectors in the Portfolio during the third quarter were financial services, transportation, and health care. The sectors which underperformed the most were capital goods, multi-industry and retail.

During July, J.C. Penney and TJX Companies were added to the Portfolio, increasing the Portfolio exposure to the retail sector. These stocks represent attractive values in the cheap retail sector. CPC International was sold, having reverted to fair valuation. Positions in Sallie Mae (Student Loan Marketing Association) and Phelps Dodge were pared back after strong upside performance. During August, V.F. Corp. was sold and Louisiana-Pacific (LPX) was purchased. LPX was purchased at an attractive valuation after its stock had fallen from a high of $48 in early 1994 to the mid-$20 range on weakness in the housing market and concerns over product liability and management changes.

Individual issues which exhibited positive excess total returns relative to the S&P 500 in the third quarter of 1995 included Chemical Banking Corp. with a 30% return; Upjohn with a 20% return; St. Paul Companies with a 19% return; and, NYNEX Corp. with a 19% return. Holdings exhibiting negative relative returns included Apple Computer, down 20% and Fleming Companies, down 8%.

FIXED INCOME

The fixed income component of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the three month period ended September 30, 1995, the fixed income portion of the Portfolio had a total return of 1.34% against a return of 1.65% for the Lehman Intermediate-Government/Corporate Index (MSAM/Chicago's fixed-income benchmark). Year-to-date, the fixed income portion has returned 12.12% compared to the Lehman Intermediate-Government/Corporate Index return of 11.39%. The median fixed income return within balanced portfolios for the three month and year-to-date period ended September 30, 1995, as measured by Indata (median includes longer-duration benchmarks), were 1.8% and 12.2%, respectively.

The fixed income portion of the Portfolio began the year at approximately an index neutral weighted average maturity. During the third quarter, interest rates fell across the short-term maturity and longer-term maturity spectrums, while rates remained flat for the intermediate maturities. This slightly hurt performance for the third quarter. However, year-to-date, the Portfolio benefited from the reshaping of the yield curve as it holds U.S. Treasuries in maturities of 3 and 5 years. With inflation at approximately the 3% level, and intermediate yields (5 year maturity) at the 6% level, we are comfortable with our current position.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                                          VALUE
 SHARES                                                                   (000)
--------                                                                 --------
COMMON STOCKS (50.9%)
  AEROSPACE (1.3%)
   3,300    United Technologies Corp.                                    $    292
                                                                         --------
  BANKING (5.5%)
   3,700    BankAmerica Corp.                                                 222
   3,400    Bankers Trust (New York) Corp.                                    239
   4,300    Chemical Banking Corp.                                            262
   6,100    First of America Bank Corp.                                       262
   4,700    Mellon Bank Corp.                                                 210
                                                                         --------
                                                                            1,195
                                                                         --------
  CAPITAL GOODS (0.9%)
   2,300    Deere & Co.                                                       187
                                                                         --------
  CHEMICALS (2.1%)
   3,425    Eastman Chemical Co.                                              219
   2,300    Monsanto Co.                                                      232
                                                                         --------
                                                                              451
                                                                         --------
  COMMUNICATIONS (4.7%)
   5,500    NYNEX Corp.                                                       263
   5,000    SBC Communications, Inc.                                          275
   7,200    Sprint Corp.                                                      252
   4,700    U.S. West, Inc.                                                   221
                                                                         --------
                                                                            1,011
                                                                         --------
  CONSUMER-DURABLES (2.0%)
   7,300    Ford Motor Co.                                                    227
   4,300    General Motors Corp.                                              202
                                                                         --------
                                                                              429
                                                                         --------
  CONSUMER-RETAIL (3.9%)
   4,300    J.C. Penney Co., Inc.                                             213
  17,100    Kmart Corp.                                                       248
  12,300    TJX Companies, Inc.                                               146
  15,300    Woolworth Corp.                                                   241
                                                                         --------
                                                                              848
                                                                         --------
  CONSUMER-SERVICE & GROWTH (3.0%)
   7,100    Deluxe Corp.                                                      235
   3,400    Eastman Kodak Co.                                                 201
   9,600    Ogden Corp.                                                       226
                                                                         --------
                                                                              662
                                                                         --------
  CONSUMER-STAPLES (3.8%)
   5,500    American Brands, Inc.                                             232
   3,500    Anheuser Busch Cos., Inc.                                         218
   9,400    Fleming Cos., Inc.                                                226
   3,400    Heinz (H.J.) Co.                                                  156
                                                                         --------
                                                                              832
                                                                         --------

                                                                          VALUE
 SHARES                                                                   (000)
--------                                                                 --------

  ENERGY (3.2%)
   6,400    Ashland, Inc.                                                $    214
   1,350    Mobil Corp.                                                       135
   1,250    Royal Dutch Petroleum Co.                                         153
   3,000    Texaco, Inc.                                                      194
                                                                         --------
                                                                              696
                                                                         --------
  FINANCIAL-DIVERSIFIED (0.9%)
   3,600    Student Loan Marketing Association                                194
                                                                         --------
  FOREST PRODUCTS & PAPER (1.0%)
   8,600    Louisiana-Pacific Corp.                                           207
                                                                         --------
  HEALTH CARE (3.9%)
   5,800    Bausch & Lomb, Inc.                                               240
   5,100    Baxter International, Inc.                                        210
   2,200    Bristol-Myers Squibb Co.                                          160
   5,300    Upjohn Co.                                                        237
                                                                         --------
                                                                              847
                                                                         --------
  INDUSTRIAL (1.9%)
  12,400    Hanson plc ADR                                                    201
   4,400    Rockwell International Corp.                                      208
                                                                         --------
                                                                              409
                                                                         --------
  INSURANCE (3.0%)
   5,900    American General Corp.                                            221
   5,300    Aon Corp.                                                         217
   3,800    St. Paul Cos., Inc.                                               222
                                                                         --------
                                                                              660
                                                                         --------
  METALS (0.9%)
   3,100    Phelps Dodge Corp.                                                194
                                                                         --------
  TECHNOLOGY (2.0%)
   5,500    Apple Computer, Inc.                                              205
   4,200    Harris Corp.                                                      230
                                                                         --------
                                                                              435
                                                                         --------
  TRANSPORTATION (2.2%)
   3,400    Burlington Northern, Inc.                                         247
   9,200    Ryder System, Inc.                                                233
                                                                         --------
                                                                              480
                                                                         --------
  UTILITIES (4.7%)
   7,700    General Public Utilities Corp.                                    240
   7,500    Northern Indiana Public Service Co.                               261
  11,100    Pinnacle West Capital Corp.                                       291
   7,050    Texas Utilities Co.                                               246
                                                                         --------
                                                                            1,038
                                                                         --------
  TOTAL COMMON STOCKS (Cost $9,281)                                        11,067
                                                                         --------

  FACE
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------                                                                 --------
  FIXED INCOME SECURITIES (45.4%)
    US TREASURY NOTES (45.4%)
$  4,875    8.25%, 7/15/98                                               $  5,162
   4,803    5.50%, 4/15/00                                                  4,709
                                                                         --------
  TOTAL FIXED INCOME SECURITIES (Cost $9,822)                               9,871
                                                                         --------
  SHORT-TERM INVESTMENT (2.8%)
    REPURCHASE AGREEMENT (2.8%)
     618    Chase Manhattan Bank, N.A., 6.00%, dated 9/29/95, due
             10/02/95, to be repurchased at $618, collateralized by
             $590 United States Treasury Bonds, due 8/15/22, valued at
             $634 (Cost $618)                                                 618
                                                                         --------
  TOTAL INVESTMENTS (99.1%) (Cost $19,721)                                 21,556
                                                                         --------
  OTHER ASSETS AND LIABILITIES (0.9%)
    Other Assets                                                              236
    Liabilities                                                               (43)
                                                                         --------
                                                                              193
                                                                         --------

  NET ASSETS (100%)                                                      $ 21,749
                                                                         --------
                                                                         --------
  NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
      Applicable to 2,176,997 outstanding $.001 par
      value shares (authorized 500,000,000 shares)                       $   9.99
                                                                         --------
                                                                         --------

 ---------------
ADR -- American Depositary Receipt